SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) March 15, 2002
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               Commission File Number 0-11419
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           THE CONNECTICUT LIGHT AND POWER COMPANY
                    --------------------
   (Exact name of registrant as specified in its charter)


          CONNECTICUT                          06-0303850
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  (State or other jurisdiction of       (I.R.S. Employer organization)
         incorporation                     or Identification No.)


  107 SELDEN STREET, BERLIN, CONNECTICUT         06037
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 (Address of principal executive offices)     (Zip Code)

                       (860)947-2121
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    (Registrant's telephone number, including area code)


                       Not Applicable
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    (Former name or former address, if changed since last report)

    Item 4.  Changes in Registrant's Certifying Accountant.
    ----------------------------------------------------


   On March 15, 2002, Northeast Utilities ("the Company"), the parent of the Registrant, decided to dismiss Arthur Andersen LLP ("Arthur Andersen" or "AA") as the independent public accountants for the Company and its subsidiaries, including the Registrant, effective upon the completion of AA's audit of the Registrant's financial statements for the year ended December 31, 2001. This determination followed the Company's decision to seek proposals from other independent accountants to audit the Company's consolidated financial statements and the financial statements of its subsidiaries for the year ending December 31, 2002. As of March 22, 2002, AA agreed to include its report of independent public accountants for the Registrant in the Registrant's filing on Form 10k for the year ended December 31, 2001 and ceased
   The decision not to renew the engagement of AA was made by the Board of Trustees of the Company based upon a recommendation of its Audit Committee.

   Arthur Andersen's reports on the financial statements for each of the years ended 2001, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

   During the years ended December 31, 2001, 2000 and 1999 and through March 22, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Registrant's financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

   The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated March 22, 2002, stating its agreement with such statements.

   Effective March 15, 2002, the Board of Trustees of the Company, based on upon a recommendation of its Audit Committee, retained Deloitte & Touche as the independent auditors to audit the Company's consolidated financial statements and the financial statements of its subsidiaries for the year ending December 31, 2002. The decision to retain Deloitte & Touche will be submitted to shareholders of the Company for nonbinding ratification at the Company's 2002 Annual Meeting of Stockholders to be held on May 14, 2002.

   During the years ended December 31, 2001 and 2000 and through March 22, 2002, the Registrant did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits
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     (c)  Exhibits
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          Exhibit 16  Letter from Arthur Andersen LLP     Filed with
                      to The Securities and Exhcange      this document
                      Commission                          dated March
                                                          22, 2002

                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           THE CONNECTICUT LIGHT AND POWER COMPANY
                        (registrant)



                              By:    /s/ Gregory B. Butler
                              Name:  Gregory B. Butler
                              Title: Vice President, Secretary and
                                     General Counsel of Northeast
                                     Utilities Service Company as Agent
                                     for Registrant

Date:  March 28, 2002